UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                      8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 ----------------------------------------------

Date of Report (Date of earliest event reported):  January 6, 1998

                       MEDICAL INDUSTRIES OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)

       FLORIDA                        0-20356                   65-0158479
(State of other jurisdiction   (Commission file no.)         (IRS Employer ID
    of incorporation)                                             Number)

        1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-737-2227

Item 2. Acquisition and Disposition of Assets

   (a) Description of Acquisitions

      On January 6, 1998, the Company through MIOA Acquisition Company I, Inc. (a wholly owned subsidiary of Medical Industries of America) entered into an Exchange agreement effective December 31, 1997, with Global Air Rescue, Inc. The Company received 100% of the outstanding stock of Global Air Rescue, Inc. for restricted common shares of the Company. The number of shares to be issued is based on the difference between the appraised value of owned aircraft and related liabilities divided by $1.50 per share.

      On January 6, 1998, the Company through MIOA Acquisition Company I, Inc. entered into an Exchange agreement, effective December 31, 1997, with Global Air Charter, Inc. The Company received 100% of the outstanding stock of Global Air Charter, Inc. for 1,432,000 shares of the Company's restricted common stock.

      The Company entered into employment agreements with two of the original shareholders providing them with an option to acquire up to 49% of the outstanding stock in MIOA Acquisition Company I, Inc. at 85% of the book value determined at the time an IPO is undertaken.

      On January 6, 1998, the Company through MIOA Acquisition Company II, Inc. ( a wholly owned subsidiary of Medical Industries of America) entered into an Exchange Agreement, effective December 31, 1997, to purchase a 51% interest in Clearwater Jet Center, Inc. in exchange for 3,000 shares of the MIOA's restricted common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial statements of the businesses acquired, prepared pursuant to Rule 3.05 of Regulation S-X and provided to Medical Industries of America, Inc. by Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc.

            Audited financial statements of Global Air Rescue, Inc. and Global Air Charter, Inc. and unaudited financial statements of Clearwater Jet Center, Inc.

            December 31, 1997

            Report of:        Combined balance sheet
                              Combined statement of income
                              Combined statements of changes in stockholders
                                equity
                              Combined statement of cash flows
                              Notes to financial statements

      (b) Pro Forma financial information required pursuant to Article II of Regulation S-X:

            Pro Forma Condensed Combined Balance Sheet as of December 31, 1997

            ProForma Condensed Statement of Income for the twelve months ended December 31, 1997.

                  The unaudited pro forma condensed balance sheet as of December
            31, 1997 and the unaudited pro forma condensed statement of income for the twelve months ended December 31, 1997 give effect to the acquisition, accounted for as a purchase, as if it had occurred on January 1, 1997. The pro forma information is based on historical financial statements of Global Air Charter, Inc., Global Air Rescue, Inc., Clearwater Jet Center, Inc. and Medical Industries of America, Inc. after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma financial statements have been prepared on the basis of preliminary estimates.

                  The pro forma statements have been prepared by Medical
            Industries of America, Inc., based upon the financial statements of Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc., which have been provided by Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes to the Global Air Rescue, Inc. and Global Air Charter, Inc. audited financial statements.

            (c)   Exhibits

                  Exhibit Number               Description
                  --------------               -----------
                  2 Share Exchange Agreement between MIOA Acquisition Company I, Inc. and Global Air Rescue, Inc.*

                  2.1 Share Exchange Agreement between MIOA Acquisition Company I, Inc. and Global Air Charter, Inc.*

                  2.2 Share Exchange Agreement between MIOA Acquisition Company II, Inc. and Clearwater Jet Center, Inc.*

                  2.3         Employment agreement with Chris Doscher*

                  2.4         Employment agreement with Blaise Sciarra*

* Previously filed as an exhibit to the Company's Form 8K dated January 6, 1998.

Medical Industries of America, Inc.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
As of December 31, 1997

                                          MEDICAL            GLOBAL AIR CHARTER
                                         INDUSTRIES            AND GLOBAL AIR     CLEARWATER          PRO FORMA         PRO FORMA
    ASSETS                               OF AMERICA                RESCUE         JET CENTER         ADJUSTMENTS         COMBINED
    ------                               ----------                ------         ----------         -----------         --------
Cash                                         915,381                39,454           2,611                                 957,446
Accounts Receivable                        1,133,254               569,056                   (b)       (47,237)          1,655,073
Current portion of notes and
  mortgages receivables                      694,696                                                                       694,696
Inventories                                   59,208                                                                        59,208
Prepaid expenses and other current
  assets                                     774,436                52,766                                                 827,202

    Total current assets                   3,576,975               661,276           2,611             (47,237)          4,193,625

Property and equipment, net                  449,052             8,275,073          22,647            (320,000)          8,426,772



Notes and mortgages receivables,
  less current maturity                    1,597,050                                                                     1,597,050
Goodwill                                   1,901,054                                 3,000    (a)     1,376,986          3,281,040
Investment in equity securities            3,513,200                                                                     3,513,200
Other assets                                 154,148               129,354             800                                 284,302
License                                                                                       (a)     1,000,000          1,000,000
    Total assets                          11,191,479             9,065,703          29,058            2,009,749         22,295,989


    Liabilities and Shareholders'
    Equity

Accounts payable                             255,557               613,892                                                 869,449
Accrued liabilities                        1,109,921                83,576             354                               1,193,851
Amount due on purchase of
  business-current portion                   815,000                                                                       815,000
Current portion of notes payable             322,000             1,496,803                                               1,818,803
Current portion of capital lease
  obligations                                 61,870                 3,786                                                  65,656
Intercompany payable                                                                47,237    (b)      (47,237)                -0-

    Total current liabilities              2,564,348             2,198,057          47,591             (47,237)          4,762,759

Notes payable, net of current portion         32,000             3,525,902                                               3,557,902

Convertible subordinated debentures          400,000                                                                       400,000
Amounts due on purchase of business,
  net of current portion                     600,000                                                                       600,000
Capital lease obligations, net of
  current portion                             38,361                                                                        38,361
Payable to officers                                                381,096                                                 381,096

      Total long term liabilities          1,070,361             3,906,998                                               4,977,359

      Total liabilities                    3,634,709             6,105,055          47,591             (47,237)          9,740,118

                                                                                              (a)     2,376,986
      Shareholders' equity                 7,556,770             2,960,648        (18,533)    (c)     (320,000)         12,555,871

      Total liabilities and
      shareholders' equity                11,191,479             9,065,703          29,058            2,009,749         22,295,989

Medical Industries of America, Inc.
Pro Forma Condensed Combined Statement of Income (Unaudited)
For the year ended December 31, 1997

                                                   MEDICAL         GLOBAL AIR CHARTER
                                                  INDUSTRIES         AND GLOBAL AIR      CLEARWATER        PRO FORMA     PRO FORMA
                                                  OF AMERICA             RESCUE          JET CENTER       ADJUSTMENTS     COMBINED
                                                  ----------             ------          ----------       -----------    --------
Revenue
   Revenue                                         3,842,102            5,991,507            9,159                        9,842,768
   Interest income                                   182,757                  896                                           183,653
   Other revenue                                   2,873,607               50,081                                         2,923,688

       Total revenue                               6,898,466            6,042,484            9,159                       12,950,109


Expenses
   Cost of revenue                                 2,160,660            4,084,157           20,637                        6,265,454
   General and administrative expenses             3,225,363              837,034           15,954                        4,078,351
   Depreciation and amortization                     339,315               47,921                     (c)    320,000        707,236
   Interest expense                                  147,789              540,283                                           688,072
   Other                                                 370                                                                    370

       Total expenses                              5,873,497            5,509,395           36,591           320,000     11,739,483

Adjustment to market value                                                633,295                     (a)  (633,295)            -0-
Net Income                                         1,024,969            1,166,384         (27,432)         (953,295)      1,210,626

Income per share                                        0.17                 0.34           (0.09)                             0.13


Weighted average common shares outstanding         5,891,563            3,432,000            3,000                        9,326,563

Medical Industries of America, Inc.
Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

(a) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1997 between Medical Industries and Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc.

      Global Air Rescue, Global Air Charter and
        Clearwater Jet Center                             $2,942,115

      Fair value adjustments
      Goodwill                                             1,376,986
      License                                              1,000,000
                                                          ----------
                                                          $5,319,101
                                                          ==========

(b) The following pro forma adjustments reflect Intercompany adjustments between Clearwater Jet Center, Inc. and Global Air Rescue, Inc. and Global Air Charter, Inc.

      Accounts receivable                                 $   47,237

      Intercompany payable                                $   47,237

(c) The following pro forma adjustment is made to reflect additional depreciation on the aircraft based on its fair market value.

                          INDEPENDENT AUDITORS' REPORT

To the Boards of Directors
   Global Air Rescue, Inc. and Global Air Charter, Inc.
   Clearwater, Florida

      We have audited the accompanying combined balance sheets of GLOBAL AIR RESCUE, INC. (a Delaware corporation) AND GLOBAL AIR CHARTER, INC., (a Florida corporation) as of December 31, 1997 and 1996, and the related combined statements of income, operating expenses, changes in stockholders' equity, and cash flows for the year then ended, in accordance with standards established by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As more fully described in Note 9 to the financial statements, aircraft are stated at market value in the accompanying balance sheet. In our opinion such assets should be stated at acquisition cost, net of depreciation on aircraft, to conform with generally accepted accounting principles. If the financial statements were corrected for that departure from generally accepted accounting principles, property and equipment, net of depreciation, would be decreased by $4,592,038 and $3,158,618 as of December 31, 1997 and 1996, and income before taxes would be decreased by $1,433,420 and $864,718 for the years then ended.

      In our opinion, except for the effects of valuing aircraft at market value as discussed in the preceding paragraph, the combined financial statements referred to above present fairly, in all material respects, the financial position of Global Air Rescue, Inc. and Global Air Charter, Inc. as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Moore, Oklahoma                     MURRELL, HALL, MCINTOSH & CO., PLLP
March 12, 1998

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                            Combined Balance Sheets
                           December 31, 1997 and 1996

                                                          1997          1996
                                                       ----------    ----------
ASSETS

Current Assets
        Cash .......................................   $   39,454    $   31,995
        Accounts Receivable (net of allowance for
          uncollectible accounts in 1997 of $32,480
          and 1996 of $3,200) ......................      569,056       448,836
        Receivable from Employees ..................        2,854        19,864
        Current Note Receivable ....................         --          25,100
        Prepaid Expenses ...........................       49,912        55,012
                                                       ----------    ----------
Total Current Assets ...............................   $  661,276    $  580,807
                                                       ----------    ----------
Property and Equipment
        Aircraft (Note 9) ..........................   $8,189,306    $6,938,601
        Furniture and Fixtures .....................        8,207         6,455
        Office Equipment ...........................       92,981        65,952
        Avionics ...................................       25,745        25,745
        Medical Equipment ..........................      112,335        99,412
        Leasehold Improvements .....................       12,657        12,657
        Ground Support Equipment ...................        4,875         4,308
                                                       ----------    ----------
                                                       $8,446,106    $7,153,130
        Less Accumulated Depreciation ..............     (171,033)     (126,412)
                                                       ----------    ----------
Net Property and Equipment .........................   $8,275,073    $7,026,718
                                                       ----------    ----------
Other Assets
        Intangible Assets, Net of Accumulated
          Amortization of $3,425 in 1997 and
          $125 in 1996 .............................   $   30,015    $      315
        European Start-Up Costs ....................       78,981          --
        Deposits ...................................       20,358        17,858
                                                       ----------    ----------
Total Other Assets .................................   $  129,354    $   18,173
                                                       ----------    ----------
Total Assets .......................................   $9,065,703    $7,625,698
                                                       ==========    ==========

                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                            Combined Balance Sheets
                           December 31, 1997 and 1996

       LIABILITIES AND STOCKHOLDER'S EQUITY
                                                          1997           1996
                                                       ----------     ----------
Current Liabilities
  Accounts Payable ...............................     $  613,892     $  451,408
  Accrued Salaries ...............................         38,418         37,736
  Employment and Sales Taxes Payable .............         45,158         17,940
  Current Portion of Long-Term Debt ..............      1,500,589        573,865
                                                       ----------     ----------
Total Current Liabilities ........................     $2,198,057     $1,080,949
                                                       ----------     ----------
Long-Term Liabilities
  Long-Term Debt, Net of Current Portion .........     $3,525,902     $3,912,436
  Payable to Officers ............................        381,096         97,000
                                                       ----------     ----------
Total Long-Term Liabilities ......................     $3,906,998     $4,009,436
                                                       ----------     ----------
Total Liabilities ................................     $6,105,055     $5,090,385
                                                       ----------     ----------
Commitments and Contingent Liabilities ...........           --             --

Stockholder's Equity
  Common Stock ...................................     $      750     $      750
  Capital Paid in Excess of Par Value ............          2,000          2,000
  Retained Earnings (Note 9) .....................      2,957,898      2,532,563
                                                       ----------     ----------
Total Stockholder's Equity .......................     $2,960,648     $2,535,313
                                                       ----------     ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY .......     $9,065,703     $7,625,698
                                                       ==========     ==========

                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RECUE, INC. AND GLOBAL AIR CHARTER, INC.
                         Combined Statements of Income
                 For the Years Ended December 31, 1997 and 1996

                                                       1997            1996
                                                   -----------      -----------
Revenue
        Charter Fees .........................     $ 5,786,449      $ 4,763,387
        Medical and Other Fees ...............         246,713          208,400
        Discounts ............................         (41,655)         (15,530)
                                                   -----------      -----------
Total Revenue, Net of Discounts ..............     $ 5,991,507      $ 4,956,257
                                                   -----------      -----------
Other Income
        Interest/Dividends ...................     $       896      $      --
        Miscellaneous ........................          50,081            6,059
                                                   -----------      -----------
Total Other Income ...........................     $    50,977      $     6,059
                                                   -----------      -----------
Total Revenue and Other Income ...............     $ 6,042,484      $ 4,962,316
                                                   -----------      -----------
Direct Costs
        Fuel .................................     $ 1,287,996      $ 1,286,986
        Aircraft and Engine Maintenance ......         943,789          651,332
        Crew Salaries ........................         711,943          578,686
        Crew Travel Expenses .................         201,759          139,935
        Maintenance Salaries .................         153,148           98,344
        Employee Benefits ....................          96,763           84,119
        Insurance ............................          76,797           57,312
        Continuing Education .................          15,796           26,508
        Rent-Hangar ..........................          45,548           50,762
        Charts and Approach Plate-Update .....          17,855           25,840
        Aircraft Rental ......................          62,050           10,055
        Aircraft and Medical Supplies ........          35,024           25,406
        International Charges ................         310,234          241,849
        Other Costs ..........................         125,455           83,211
                                                   -----------      -----------
Total Direct Costs ...........................     $ 4,084,157      $ 3,360,345
                                                   -----------      -----------
Gross Profit .................................     $ 1,958,327      $ 1,601,971


Operating Expenses ...........................       1,425,238        1,272,263
                                                   -----------      -----------
Net Operating Income .........................     $   533,089      $   329,708

        Adjustment to Market Value on
          Aircraft (Note 9) ..................         633,295          116,110
                                                   -----------      -----------
                NET INCOME (NOTE 9) ..........     $ 1,166,384      $   445,818
                                                   ===========      ===========

                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
             Combined Statements of Changes in Stockholder's Equity
                      For the Years Ended December 31, 1997

                                                        Capital
                                                        Paid In
                                             Common    Excess of      Retained
                                             Stock     Par Value      Earnings
                                              ----       -----       ----------
Balance, December 31, 1995 ............       $750      $2,000       $2,129,745

Net Income (Note 9) ...................        --         --            445,818

Distributions .........................        --         --            (43,000)
                                              ----       -----       ----------
Balance, December 31, 1996 ............       $750      $2,000       $2,532,563

Net Income (Note 9) ...................        --         --          1,166,384

Distributions .........................        --         --           (741,049)
                                              ----       -----       ----------
Balance, December 31, 1997 ............       $750      $2,000       $2,957,898
                                              ====       =====       ==========

                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                       Combined Statements of Cash Flows
                 For the Years Ended December 31, 1997 and 1996

                                                                   1997         1996
                                                               -----------    ---------
Cash Flows From Operating Activities
        Net Income (Note 9) ................................   $ 1,166,384    $ 445,818
        Noncash Items Included in Net Income
                Depreciation and Amortization ..............        47,921       40,755
                Bad Debt Provision .........................        49,356       24,268
                Market Value Adjustment to Aircraft (Note 9)      (633,295)    (116,110)
        Net (Increase) Decrease in:
                Receivables ................................      (152,567)     (25,230)
                Prepaid Expenses ...........................         5,100          202
        Net Increase (Decrease) in:
                Accounts Payable ...........................       162,484       77,628
                Accrued Liabilities ........................        27,900      (14,068)
                                                               -----------    ---------
Net Cash Provided by Operating Activities ..................   $   673,283    $ 433,263
                                                               -----------    ---------
Cash Flows From Investing Activities
        Purchase of Property and Equipment .................   $  (408,941)   $(326,131)
        Proceeds of Sale of Property and Equipment .........          --        108,000
        (Increase) Decrease in Notes Receivable ............        25,100      (12,968)
        (Increase) in Other Assets .........................      (114,481)      (3,325)
                                                               -----------    ---------
Net Cash Used by Investing Activities ......................   $  (498,322)   $(234,424)
                                                               -----------    ---------
Cash Flows From Financing Activities
        Proceeds from Long-Term Debt .......................   $   973,900    $ 277,500
        Payments on Long-Term Debt .........................      (708,035)    (435,832)
        Distributions to Officers ..........................      (433,367)     (43,000)
                                                               -----------    ---------
Net Cash Used by Financing Activities ......................   $  (167,502)   $(201,332)
                                                               -----------    ---------
NET INCREASE (DECREASE) IN CASH ............................   $     7,459    $  (2,493)

Cash at Beginning of Year ..................................        31,995       34,488
                                                               -----------    ---------
CASH AT END OF YEAR ........................................   $    39,454    $  31,995
                                                               ===========    =========
Supplemental Disclosure of Cash Flow Information
        Cash Paid For Interest .............................   $   522,416    $ 486,149
                                                               ===========    =========
Supplemental Schedule of Noncash Investing
        and Financing Activities
        Total Increase in Property and Equipment ...........   $ 1,292,975    $ 882,241
        Increase due to Market Value Adjustment ............      (633,295)    (116,110)
        Cash Paid for Property and Equipment ...............      (408,941)    (326,131)
                                                               -----------    ---------
        Property and Equipment Acquired through Debt .......   $   250,739    $ 440,000
                                                               ===========    =========
        Total Proceeds from Sale of Property and Equipment .   $      --      $ 108,000
                                                               ===========    =========

                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                   Combined Statements of Operating Expenses
                 For the years ended December 31, 1997 and 1996

                                                           1997           1996
                                                       ----------     ----------
Operating Expenses
        Salaries - Administration ................     $  315,683     $  222,696
        Employee Benefits ........................         35,734         49,923
        Uniforms .................................          6,525          9,749
        Accounting and Consulting ................         33,724          2,366
        Legal Expenses ...........................          9,841         14,570
        Travel, Meals, and Entertainment .........         49,772         41,577
        Taxes, Licenses and Fees .................         58,574         47,739
        Repairs and Maintenance ..................         10,303         16,496
        Office Expense ...........................         33,684         29,175
        Postage and Express Charges ..............         14,945          9,606
        Bank and Credit Card Fees ................         10,138          9,180
        Bad Debt Expense .........................         49,356         24,268
        Dues, Memberships and Subscriptions ......          8,205         10,451
        Miscellaneous ............................         13,315         10,131
        Rent - Office ............................         30,000         30,000
        Utilities ................................          9,288          7,019
        Insurance ................................         12,856          3,698
        Telephone, Pagers, Answering Service .....         87,275         72,749
        Commissions ..............................         24,154         15,658
        European Start-up Costs ..................         23,662        118,308
        Interest Expense .........................        540,283        486,149
        Depreciation Expense .....................         44,621         40,755
        Amortization Expense .....................          3,300           --
                                                       ----------     ----------
Total Operating Expenses .........................     $1,425,238     $1,272,263
                                                       ==========     ==========
                 See Accompanying Notes to Financial Statements

              GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                     Notes to Combined Financial Statements
                           December 31, 1997 and 1996

NOTE 1 -- BUSINESS ENTITY AND NATURE OF OPERATIONS

     Global Air Charter, Inc. was incorporated in the state of Florida in 1992. Global Air Rescue, Inc. was incorporated in the state of Delaware in 1993. The companies are related by common ownership. Global Air Rescue, Inc. owns aircraft which it leases to Global Air Charter, Inc. Global Air Charter operates an air ambulance/charter service headquartered in Clearwater, Florida.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF COMBINATION -- The financial statements include the accounts of both Global Air Rescue, Inc. and Global Air Charter, Inc. after elimination of lease transactions between the two companies. (See Note 3)

     CASH EQUIVALENTS -- For purposes of reporting cash flows, cash and cash equivalents include money market accounts and investment instruments purchased with a maturity of 90 days or less. There are no cash equivalents at December 31, 1997 and 1996.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PROPERTY AND EQUIPMENT -- Property and equipment, with the exception of aircraft are carried at cost. (See Note 9). Depreciation is calculated using an accelerated method over their estimated useful lives ranging from 5 to 7 years. Depreciation expense for December 31, 1997 and 1996 was $44,621 and $40,755 respectively.

     AMORTIZATION -- Amortization of loan fees is calculated using the straight-line method over the life of the loan, ten years.

     INCOME TAXES -- The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code through 1997. Under those provisions, the Companies do not pay Federal corporate income taxes on their taxable income. Instead, the former stockholders are liable for individual Federal income taxes on their respective share of the Companies' income or loss. (See Note 10)

     COMPENSATED ABSENCES -- The Companies have no formal compensated absence policy; therefore no liability for absences has been accrued.

NOTE 2 -- COMMON STOCK

     Global Air Charter, Inc. has authorized, issued and outstanding 7,500 shares of $.10 par value common stock.

     Global Air Rescue, Inc. has authorized 1,500 shares of no par value common stock. No shares have been issued.

NOTE 3 -- LEASES

     OPERATING LEASES - The companies lease office and hangar space under a short-term lease with monthly payments of $4,610 through June 30, 1997 and $4,350 thereafter.

     Minimum future lease payments on this lease at December 31, 1997, are as follows:

                      1998             26,100
                                    =========

     CAPITALIZED LEASES - The companies have acquired equipment under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. The leases are included with long-term debt. The leased property under capital leases as of December 31, 1997 and 1996 has a cost of $19,708, accumulated amortization of $16,302 and $14,032, respectively and a net book value of $3,406 and $5,676, respectively. Amortization of the leased property is included in depreciation expense.

     The future minimum lease payments under the capital leases and the net present value of the future minimum lease payments at December 31, 1997 are as follows:

     Total minimum lease payments                    $ 4,041
     Less amount representing interest                   255
                                                     -------
     Present value of net minimum lease payments     $ 3,786

     Current maturities of capital leases              3,786
                                                     -------
     Long-term capital leases less current maturity  $    --
                                                     =======

     INTERCOMPANY LEASES - Global Air Charter, Inc. leases aircraft from Global Air Rescue, Inc. on a month to month basis. The lease can be canceled, without recourse, by either party by written 30 day notice. Lease expense on this lease and the corresponding lease income was $919,000 and $732,110 for the years ended December 31, 1997 and 1996.

NOTE 4 -- PAYABLE TO OFFICERS

     These amounts are payable on demand.

NOTE 5 -- LONG-TERM DEBT

Long-term debt as of December 31, 1997 and 1996, consists of the following:

                                                       1997             1996
                                                       ----             ----
A capitalized lease, payable
in monthly installments of $449,
interest at approximately 20%,
collateralized by equipment, maturing
August, 1998 .................................     $     3,786      $     7,988

A capitalized lease, payable in monthly
installments $193, interest at
approximately 15.9%, collateralized by
equipment, maturing April, 1997 ..............            --              1,145

Note payable to a bank, payable in
monthly installments of $23,300,
interest at approximately 9%,
collateralized by aircraft, maturing
December, 1998 ...............................       1,196,577        1,356,774

Note payable to a bank, payable in
monthly installments of $47,969,
interest at approximately 11%,
collateralized by aircraft, maturing
March, 1998 ..................................            --          2,433,028

Note payable to a bank, payable in
monthly installments of $7,256, interest
at approximately 9.75%, collateralized
by aircraft, maturing April, 2003 ............         362,477          410,366

Note payable to a bank, payable in
monthly installments of $2,770, interest
at approximately 11%, collateralized by
aircraft, maturing January, 1999 .............         246,822          277,000

Note payable to a financing company,
payable in monthly installments of
$43,166, interest at approximately
9.75%, collateralized by aircraft,
maturing July, 2007 ..........................       3,216,829             --
                                                   -----------      -----------
                                                   $ 5,026,491      $ 4,486,301
   Less Current Portion ......................      (1,500,589)        (573,865)
                                                   -----------      -----------
Net Long-Term Portion ........................     $ 3,525,902      $ 3,912,436
                                                   ===========      ===========

   Maturities of long-term debt at December 31, 1997 are as follows:

          YEAR ENDED
         DECEMBER 31,
         ------------
             1998                $ 1,500,589
             1999                    509,895
             2000                    325,429
             2001                    358,615
             2002                    395,185
          Thereafter               1,936,778
                                 -----------
                                 $ 5,026,491
                                 ===========

NOTE 6 -- NOTE RECEIVABLE

     Note receivable at December 31, 1996 included $25,100 due from related parties.

NOTE 7 -- RECEIVABLE FROM EMPLOYEES

     Receivables from employees includes $16,642 due from officers at December 31, 1996.

NOTE 8 -- RELATED PARTY TRANSACTIONS

     Accounts receivable at December 31, 1997 and 1996 includes $ 55,813 and $22,607, respectively, due from two companies related to Global Air Rescue, Inc. and Global Air Charter, Inc. by common ownership. Revenue billed to these companies in 1997 and 1996 was $361,699 and $114,954.

NOTE 9 -- AIRCRAFT MARKET VALUE ADJUSTMENT

     Aircraft are stated at market value, using recognized aircraft value publications, rather than at cost. Management believes that this basis more clearly reflects the companies' investment in the aircraft. Original cost of the aircraft, net of accumulated depreciation at December 31, 1997 and 1996 would be $3,597,268 and $3,779,984. The market value adjustment before income taxes of $633,295 in 1997 and $116,100 in 1996 results from recording these assets at retail value.

NOTE 10 -- CHANGE OF OWNERSHIP

     Effective December 31, 1997, the companies were acquired by another corporation through a stock exchange between the former stockholders and the acquiring corporation.